FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 8, 2017

LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry Into a Material Definitive Agreement
On November 13, 2017 (the “Effective Date”), Lam Research Corporation (the “Company”) established a new commercial paper program (the “Program”), under which the Company may issue unsecured commercial paper notes (the “Notes”) on a private placement basis up to a maximum aggregate amount outstanding at any time of $1.25 billion. On the Effective Date, the Company also entered into commercial paper dealer agreements (each, a “Dealer Agreement”) with commercial paper dealers (each, a “Dealer” and, collectively, the “Dealers”). The Dealer Agreements are substantially identical in all material respects except as to the parties thereto. The form of Dealer Agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference as though it were fully set forth herein. A national bank acts as the issuing and paying agent under the Program pursuant to the terms of an issuing and paying agent agreement.
Under the Program, the Company may issue Notes from time to time, and the proceeds of the Notes will be used for general corporate purposes, including repurchases of the Company's common stock for time to time and under the Company's stock repurchase program.
The Program obtains liquidity support from the Company’s amended and restated credit agreement, entered into on November 12, 2015, and most recently amended on October 13, 2017 (the “Amended Credit Agreement”). As previously disclosed in a Current Report on Form 8-K filed by the Company on October 17, 2017, among other things, the Amended Credit Agreement provides for a $500 million increase to the Company’s revolving credit facility, from $750 million under the Credit Agreement to $1.25 billion under the Amended Credit Agreement. If at any time funds are not available on favorable terms under the Program, the Company may utilize the Amended Credit Agreement for funding. Amounts available under the Program may be reborrowed.
The Dealer Agreements provide the terms under which the Dealers will either purchase from the Company or arrange for the sale by the Company of Notes pursuant to an exemption from federal and state securities laws. The Dealer Agreements contain customary representations, warranties, covenants and indemnification provisions. The maturities of the Notes will vary, but may not exceed 397 days from the date of issue. The face or principal amount of Notes outstanding under the Program at any time may not exceed $1.25 billion. The Notes will be sold at a discount from par or, alternatively, will be sold at par and bear interest at rates that will vary based on market conditions at the time of the issuance of the Notes. The rate of interest on any Note will depend on whether the Note will bear interest on a fixed rate or floating rate basis.
The Notes have not been and will not be registered under the Securities Act of 1933 (the “Securities Act”), or any state securities laws, and may not be offered and sold except in compliance with an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to purchase any securities, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information related to the $1.25 billion unsecured commercial paper program discussed under Item 1.01 above is hereby incorporated by reference under this Item 2.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders was held at the principal office of the Company at 4650 Cushing Parkway, Fremont, California 94538 on November 8, 2017.
The results of voting on the following items were as set forth below:

(a)	The votes for the ten nominated directors, to serve until the next annual meeting of stockholders, and until their successors are elected and qualified, were as follows:

NOMINEE	% OF VOTES CAST FOR	FOR	WITHHELD	BROKER NON-VOTES
Martin B. Anstice	99.82	126,771,582	223,352	16,024,422
Eric K. Brandt	99.83	126,781,650	213,284	16,024,422
Michael R. Cannon	96.36	122,371,908	4,623,026	16,024,422
Youssef A. El-Mansy	99.63	126,519,747	475,187	16,024,422
Christine A. Heckart	99.84	126,795,238	199,696	16,024,422
Young Bum (YB) Koh	99.83	126,780,414	214,520	16,024,422
Catherine P. Lego	99.29	126,092,066	902,868	16,024,422
Stephen G. Newberry	99.09	125,837,423	1,157,511	16,024,422
Abhijit Y. Talwalkar	98.56	125,162,398	1,832,536	16,024,422
Lih Shyng (Rick L.) Tsai	87.05	110,546,487	16,448,447	16,024,422
All ten director nominees were duly elected.
(b) The vote on a proposal to approve on an advisory basis the compensation of the named executive officers of the Company (“Say on Pay”) was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	94.78	120,369,317	5,648,923	976,694	16,024,422
The proposal was approved.

(c) The vote on a proposal to approve on an advisory basis the frequency of holding future stockholder advisory votes on our named executive compensation (“Say on Frequency”) was as follows:

	% OF VOTES CAST FOR
	1 YEAR	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
Total Shares Voted	91.19	115,795,398	292,334	9,999,108	908,094
The proposal was approved.
Consistent with the stated preference of a majority of the Company’s stockholders, the Board of Directors determined on November 9, 2017 that it will include an advisory stockholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2023.
(d) The vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2018 was as follows:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	96.60	138,149,639	4,627,544	242,173	—
The appointment was ratified.
(e) Stockholder proposal regarding annual disclosure of EEO-1 data:

	% OF VOTES CAST FOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	40.48	51,409,352	66,912,361	8,673,221	16,024,422
The proposal was rejected.

Item 8.01.	Other Events
On November 14, 2017, Lam Research Corporation (the “Company”) issued a press release announcing a capital return program. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

10.1	Form of Dealer Agreement between Lam Research Corporation, as Issuer, and the Dealer.

99.1	Press Release of Lam Research Corporation dated November 14, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 14, 2017	LAM RESEARCH CORPORATION
(Registrant)
/s/ Douglas R. Bettinger
Douglas R. Bettinger
Executive Vice President, Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)